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                                                                   EXHIBIT 10(f)


                                 BEARINGS, INC.
                 FORM 10-K FOR FISCAL YEAR ENDED JUNE 30, 1995

                       NON-CONTRIBUTORY LIFE & ACCIDENTAL
                        DEATH & DISMEMBERMENT INSURANCE


        The Company maintains ongoing Non-Contributory Life & Accidental Death & Dismemberment Insurance for its executive officers, which provides benefits equal to two and one-half (2-1/2) times annual compensation, but in no event more than $250,000. The Company also provides its executive officers with travel and accident insurance in the amount of $500,000. All such insurance has certain reductions after age 65.